UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 19, 2022 (July 15, 2022)
Date of Report (date of earliest event reported)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2525 West End Avenue, Suite 950 Nashville, Tennessee 37203
(Address of Principal Executive Offices)
(615) 255-0068
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CPIX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective July 15, 2022, Cumberland Pharmaceuticals Inc. (the "Company") appointed Martin S. Brown Jr, an attorney with Adams & Reese LLP, as the newest member of its Board of Directors. Mr. Brown previously served for 10 years on the board of directors of Brown-Forman Corporation, a large American wine and spirits company listed on the New York Stock Exchange. He has nearly 30 years of legal experience representing privately held businesses, counseling owners in complex business transactions, intellectual property licensing, international commerce, mergers and acquisitions, and estate planning. He has been listed since 2009 in the corporate law category of Best Lawyers®. Additionally, he has served since 2018 on the board of directors of the parent company of Aegis Sciences Corporation, a federally certified health care laboratory headquartered in Nashville.
There are no arrangements or understandings between Mr. Brown and any other persons pursuant to which he was selected as a director. Mr. Brown has no family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Mr. Brown and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Brown will receive compensation in accordance with the Company’s standard compensation arrangements for non-executive directors, which are described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2022.
Mr. Brown has not been named to any committees of the Board of Directors at this time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: July 19, 2022	By:	/s/ John Hamm
John Hamm
Chief Financial Officer